UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 17, 2012

Steadfast Income REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18100 Von Karman Avenue, Suite 500

Irvine, California 92612

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 852-0700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Property Acquisition

On February 17, 2012 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”) acquired a fee simple interest in a 216-unit multifamily residential property located in Louisville, Kentucky commonly known as the Renaissance St. Andrews (the “Renaissance Property”) through SIR Renaissance, LLC (“SIR Renaissance”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”).

SIR Renaissance acquired the Renaissance Property from REDUS Kentucky, LLC, a third party seller, for an aggregate purchase price of $12,500,000, exclusive of closing costs. SIR Renaissance financed the payment of the purchase price for the Renaissance Property with (1) proceeds from the Company’s ongoing public offering and (2) the proceeds of a loan from W&D Interim Lender, LLC (the “Lender”) in the original principal amount of $7,000,000 (the “Renaissance Loan”). For additional information on the terms of the Renaissance Loan, see Item 2.03 below.

The Renaissance Property was constructed in 2001 and is comprised of nine three-story buildings. The Renaissance Property contains 216 units consisting of 108 one-bedroom units and 108 two-bedroom units. The units at the Renaissance Property range in size from 600 square feet (for one-bedroom units) to 1,100 square feet (for two-bedroom units). Average in-place monthly rents at the Renaissance Property range from approximately $600 for one-bedroom units to approximately $775 for two-bedroom units. Property amenities at the Renaissance Property include a 24-hour fitness center, executive business center, clubhouse, pool with waterfall and sundeck, garages with remote access and a laundry facility. Unit amenities at the Renaissance Property include fully equipped kitchens, private balconies or patios, walk-in closets, outside storage closets, intrusion alarm systems and, in select units, washer/dryer connections and built-in computer desks. Occupancy at the Renaissance Property was 90% as of February 16, 2012.

An acquisition fee of approximately $255,000 was earned by Steadfast Income Advisor, LLC, the Company’s external affiliated advisor (the “Advisor”), in connection with the acquisition of the Renaissance Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the advisory agreement between the Company, the Advisor and the Operating Partnership.

The material terms of the agreements regarding the acquisition of the Renaissance Property described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Management of Property

On the Closing Date, SIR Renaissance and Steadfast Management Company, Inc. (the “Property Manager”), an affiliate of the Company, entered into a Property Management Agreement (the “Management Agreement”), pursuant to which the Property Manager will serve as the exclusive leasing agent and manager of the Renaissance Property. Pursuant to the Management Agreement, SIR

Renaissance will pay the Property Manager a monthly management fee in an amount equal to 3.5% of the Renaissance Property’s gross collections (as defined in the Management Agreement) for each month. The Management Agreement has an initial term of one year and will continue thereafter on a month-to-month basis unless either party gives 60 days’ prior notice of its desire to terminate the Management Agreement. SIR Renaissance may terminate the Management Agreement at any time upon 30 days’ prior written notice to the Property Manager in the event of the gross negligence, willful misconduct or bad acts of the Property Manager or any of the Property Manager’s employees.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Renaissance Loan

In connection with the acquisition of the Renaissance Property, SIR Renaissance borrowed $7,000,000 from the Lender pursuant to a Multifamily Note by SIR Renaissance in favor of the Lender (the “Renaissance Note”) and a Multifamily Loan and Security Agreement (Non-Recourse) by and between SIR Renaissance and the Lender (the “Renaissance Loan Agreement”). The Renaissance Loan has a 12 month term and a maturity date of March 1, 2013 (the “Maturity Date”).

Interest on the outstanding principal balance of the Renaissance Loan will accrue at an adjustable rate (the “Adjustable Rate”), reset on the first day of each month during the term of the Renaissance Loan, equal to the sum of (1) the published British Bankers Association fixing of the London Inter-Bank Offered Rate for one-month U.S. Dollar-denominated deposits as reported by Reuters and (2) 4.55%. A monthly payment of interest only based upon the Adjustable Rate will be due and payable on the first day of each month, commencing April 1, 2012, until the Maturity Date. The entire outstanding principal balance of the Renaissance Loan, plus any accrued and unpaid interest thereon and an exit fee equal to 1.0% of the amount of the principal being paid is due and payable in full on the Maturity Date. So long as any monthly payment or any other amount due under the Renaissance Loan remains past due for 30 days or more, interest will accrue on the unpaid amount at a rate equal to the lesser of (1) the Adjustable Rate plus 5.0% or (2) the maximum interest rate which may be collected by the Lender under applicable law. So long as any payment due under the Renaissance Loan is not received by the Lender within ten days after such payment is due, SIR Renaissance will pay to the Lender, immediately and without demand by the Lender and in addition to the default interest rate payable to the Lender, a late charge equal to 5.0% of the amount of the payment due.

SIR Renaissance may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Renaissance Loan and all accrued interest thereon and other sums due to the Lender under the Renaissance Loan during the term of the Renaissance Loan, provided that (1) no prepayment may be made during the first three months of the term of the Renaissance Loan and (2) SIR Renaissance must provide the Lender with at least 30 days and not more than 60 days prior written notice of such prepayment. In addition, SIR Renaissance must also pay a prepayment fee to the Lender equal to 1.0% of the amount of principal being paid at the time of such prepayment in connection with any voluntary prepayment of the Renaissance Loan.

The performance of the obligations of SIR Renaissance under the Renaissance Loan are secured by a Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by SIR Renaissance for the benefit of the Lender with respect to the Renaissance Property (the “Renaissance Mortgage”).

Pursuant to the Renaissance Loan Agreement, SIR Renaissance will have no liability under the Renaissance Note, the Renaissance Loan Agreement, the Renaissance Mortgage and the other loan documents (collectively, the “Renaissance Loan Documents”) for the repayment of the principal and interest and any other amounts due under the Renaissance Loan Documents (the “Indebtedness”) or for the performance of any other obligations under the Renaissance Loan Documents; provided, however, the Indebtedness shall be recourse to SIR Renaissance for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by the Lender as a result of, among other events, (1) failure of SIR Renaissance to pay to the Lender upon demand after an event of default all rents and security deposits to which the Lender is entitled under the Renaissance Loan Documents, (2) failure of SIR Renaissance to maintain all required insurance policies required by the Renaissance Loan Documents, (3) failure of SIR Renaissance to apply all insurance proceeds and condemnation proceeds as required by the Renaissance Loan Documents, or (4) waste or abandonment of the Renaissance Property. In addition, SIR Renaissance will be personally liable to the Lender for the repayment of all Indebtedness, and the Renaissance Loan will be fully recourse to SIR Renaissance, upon the occurrence of, among other events, (1) fraud or written material misrepresentation by SIR Renaissance, the Company or any officer, director, partner, member or employee of SIR Renaissance or the Company in connection with the Indebtedness or any request for any action or consent by the Lender, (2) SIR Renaissance’s acquisition of any real property other than the Renaissance Property or operation of any business other than the management of the Renaissance Property, (3) certain prohibited transfers of ownership interests in SIR Renaissance or the Renaissance Property, and (4) certain bankruptcy and insolvency events with respect to SIR Renaissance.

In connection with the Renaissance Loan, the Company has absolutely, unconditionally and irrevocably guaranteed to the Lender full and prompt payment when due of all amounts for which SIR Renaissance is personally liable under the Renaissance Loan Agreement, as described above, and the Environmental Indemnity, as described below.

On the Closing Date, SIR Renaissance entered into an Environmental Indemnity Agreement (the “Environmental Indemnity”), pursuant to which SIR Renaissance agreed to indemnify, defend and hold harmless the Lender and its affiliates or any other person identified by the Lender that are involved in the origination or servicing of the Renaissance Loan, from and against any losses, damages, claims or other liabilities that the Lender or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances in, on or under the Renaissance Property or any property that is adjacent to the Renaissance Property and that may have derived from the Renaissance Property, (2) any actual or alleged non-compliance with or violation of any environmental laws applicable to the Renaissance Property, (3) any breach of any representation or warranty or covenant made in the Environmental Indemnity by SIR Renaissance and (4) any failure by SIR Renaissance to perform any of its obligations under the Environmental Indemnity.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.4 through 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 22, 2012, the Company distributed a press release announcing the completion of the acquisition of the Renaissance Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See Paragraph (a) above.

(d)	Exhibits.

Exhibit	Description

10.1	Purchase Contract (Renaissance at St. Andrews Apartments), dated as of December 30, 2011, by and between REDUS Kentucky, LLC and Steadfast Asset Holdings, Inc.

10.2	Assignment and Assumption of Purchase Agreement, dated as of February 17, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Renaissance, LLC

10.3	Property Management Agreement, dated as of February 17, 2012, by and between SIR Renaissance, LLC and Steadfast Management Company, Inc.

10.4	Multifamily Note, dated as of February 17, 2012, by SIR Renaissance, LLC in favor of W&D Interim Lender, LLC

10.5	Multifamily Loan and Security Agreement (Non-Recourse), dated as of February 17, 2012, by and between SIR Renaissance, LLC and W&D Interim Lender, LLC

10.6	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of February 17, 2012, by SIR Renaissance, LLC in favor of W&D Interim Lender, LLC

10.7	Guaranty of Non-Recourse Obligations, dated as of February 17, 2012, by Steadfast Income REIT, Inc. in favor of W&D Interim Lender, LLC

10.8	Environmental Indemnity Agreement, dated as of February 17, 2012, by SIR Renaissance, LLC in favor of W&D Interim Lender, LLC

99.1	Press Release, dated February 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date: February 24, 2012	By:	/s/ Rodney F. Emery
Rodney F. Emery
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

10.1	Purchase Contract (Renaissance at St. Andrews Apartments), dated December 30, 2011, by and between REDUS Kentucky, LLC and Steadfast Asset Holdings, Inc.

10.2	Assignment and Assumption of Purchase Agreement, dated as of February 17, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Renaissance, LLC

10.3	Property Management Agreement, dated as of February 17, 2012, by and between SIR Renaissance, LLC and Steadfast Management Company, Inc.

10.4	Multifamily Note, dated as of February 17, 2012, by SIR Renaissance, LLC in favor of W&D Interim Lender, LLC

10.5	Multifamily Loan and Security Agreement (Non-Recourse), dated as of February 17, 2012, by and between SIR Renaissance, LLC and W&D Interim Lender, LLC

10.6	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of February 17, 2012, by SIR Renaissance, LLC in favor of W&D Interim Lender, LLC

10.7	Guaranty of Non-Recourse Obligations, dated as of February 17, 2012, by Steadfast Income REIT, Inc. in favor of W&D Interim Lender, LLC

10.8	Environmental Indemnity Agreement, dated as of February 17, 2012, by SIR Renaissance, LLC in favor of W&D Interim Lender, LLC

99.1	Press Release, dated February 22, 2012